UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2018

Albertsons Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-218138	47-4376911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd., Boise, Idaho	83706
(Address of principal executive offices)	(Zip Code)

(208) 395-6200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 if the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

This Form 8-K is being filed by Albertsons Companies, Inc., a Delaware corporation (“ACI”), as the initial report of ACI to the Securities and Exchange Commission and as notice that ACI is the “successor issuer” to Albertsons Companies, LLC, a Delaware limited liability company (“ACL”), pursuant to Rule 15d-5 promulgated under the Securities and Exchange Act of 1934, as amended.

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2018, in connection with a modification of ACL’s organizational structure, ACL’s parent, AB Acquisition LLC, a Delaware limited liability company (“AB Acquisition”), and AB Acquisition’s parent, ACI, entered into a series of agreements (together, the “Reorganization Transactions”). As part of the Reorganization Transactions, ACL and ACI entered into an Agreement and Plan of Merger, dated as of February 25, 2018 (the “ACI Merger Agreement”), pursuant to which, and in accordance with Section 264 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act, ACL merged with and into ACI, with ACI being the surviving corporation in the Merger. The description of the ACI Merger Agreement is qualified in its entirety by the copy thereof which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The certificate of incorporation of ACI, including an amendment to the certificate of incorporation dated September 21, 2015 and an amendment to the certificate of incorporation dated February 16, 2018, is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The bylaws of ACI are filed herewith as Exhibit 3.2 and are incorporated herein by reference.

Prior to consummation of the Reorganization Transactions, ACI entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”), dated December 3, 2017, by and among the Company, Albertsons Investor Holdings LLC (“Albertsons Investor”) and KIM ACI, LLC (“KIM ACI”), pursuant to which ACI has granted Albertsons Investor and KIM ACI certain registration rights for the common stock of ACI, par value $0.01 per share (the “ACI Common Stock”) held by such stockholders and provided Albertsons Investor with conditional board of director appointment and observer rights. In addition, ACI has agreed to indemnify Albertsons Investor, or any Holder (as defined in the Stockholders’ Agreement), against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which ACI sell its shares, unless such liability arose from Albertsons Investor’s, or any such Holder’s, misstatement or omission, and Albertsons Investor and the Holders have agreed to indemnify ACI against all losses caused by their misstatements or omissions. ACI has also agreed to pay all expenses incident to its performance of or compliance with the registration rights under the Stockholders’ Agreement, including but not limited to all underwriting discounts, commissions, fees and related expenses of underwriters, provided that a Demand Holder (as defined in the Stockholders’ Agreement) shall be responsible for ACI’s out-of-pocket registration expenses in the case of a withdrawal of a demand registration by such party (subject to certain exceptions). The description of the Stockholders’ Agreement is not complete and is qualified in its entirety to the text of such document, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Following the consummation of the Reorganization Transactions, as of February 28, 2018, ACI has 279,654,028 shares of ACI Common Stock issued and outstanding, of which 252,413,675 shares and 27,240,353 shares were owned by Albertsons Investor and KIM ACI, respectively.

Similar to AB Acquisition prior to the Reorganization Transactions, Albertsons Investor and KIM ACI are held by a private investor group, including affiliates of Cerberus Capital Management, L.P., Kimco Realty Corporation, Klaff Realty, LP, Schottenstein Stores Corp., Lubert-Adler Partners, L.P and certain members of management.

The information disclosed in Item 1.01 of this Current Report on Form 8-K relating to the Reorganization Transactions is incorporated herein by reference.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by ACL, Wayne Denningham, President and Chief Operating Officer, retired effective February 24, 2018. On February 24, 2018, Mr. Denningham entered into a retirement agreement with ACI and its subsidiary, AB Management Services Corp. (the “Denningham Retirement Agreement”). Pursuant to the Denningham Retirement Agreement, in consideration for Mr. Denningham’s release of claims, ACI and AB Management Services Corp. agreed to provide Mr. Denningham with the severance payments and benefits set forth in his employment agreement with AB Management Services Corp., as if he were terminated without cause rather than retiring, and to accelerate the vesting of his outstanding Phantom Units under ACI’s Phantom Unit Plan that would have otherwise become vested had he remained in service through the end of ACI’s 2018 fiscal year.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as February 25, 2018, by and between Albertsons Companies, Inc. and Albertsons Companies, LLC.

3.1	Certificate of Incorporation of Albertsons Companies, Inc., including Amendment of Certificate of Incorporation, dated September 21, 2015 and Amendment of Certificate of Incorporation, dated February 16, 2018.

3.2	Bylaws of Albertsons Companies, Inc.

10.1	Stockholders’ Agreement, dated December 3, 2017, by and among Albertsons Companies, Inc., Albertsons Investor Holdings LLC and KIM ACI, LLC.

Exhibit Index

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as February 25, 2018, by and between Albertsons Companies, Inc. and Albertsons Companies, LLC.

3.1	Certificate of Incorporation of Albertsons Companies, Inc., including Amendment of Certificate of Incorporation, dated September 21, 2015 and Amendment of Certificate of Incorporation, dated February 16, 2018.

3.2	Bylaws of Albertsons Companies, Inc.

10.1	Stockholders’ Agreement, dated December 3, 2017, by and among Albertsons Companies, Inc., Albertsons Investor Holdings LLC and KIM ACI, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
Dated: March 1, 2018
	By:	/s/ Robert A. Gordon
Robert A. Gordon
Executive Vice President, General Counsel and Secretary